UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 23, 2021

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 23, 2021, the Company issued a press release announcing presentations at The International Liver Congress™ 2021 Digital Event being held June 23-26, 2021. The press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Additionally, the Company is presenting data at The International Liver Congress™ 2021, the annual meeting of the European Association for the Study of the Liver (“EASL”), Digital Event, on June 23-26, 2021. The Company’s materials to be included are filed as Exhibits 99.2, 99.3, 99.4 and 99.5.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release announcing Presentations at The International Liver Congress™ 2021 Digital Event

99.2	Poster entitled “Oral LPCN 1144 Treatment Significantly Reduced Liver Fat and Key Liver Injury Markers in Biopsy Confirmed NASH Subjects: Results of a Phase 2 Randomized Controlled Study”

99.3	ePoster entitled “Oral LPCN 1144 Treatment Significantly Reduced Liver Fat and Key Liver Injury Markers in Biopsy Confirmed NASH Subjects: Results of a Phase 2 Randomized Controlled Study”

99.4	Poster entitled “High Prevalence of Low Normal or Overtly Hypogonadal Levels of Testosterone Observed in Histologically Established NASH Subjects in LiFT Study”

99.5	Poster entitled “LPCN 1144 improves body composition in biopsy-confirmed NASH patients”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	June 23, 2021	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer